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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               November 27, 1995
                       (Date of earliest event reported)


                             ITT DESTINATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

            NEVADA                         1-13960                      88-0340591
(State or Other Jurisdiction of    (Commission File Number)          (I.R.S. Employer
        Incorporation)                                            Identification Number)


  1330 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK               10019-5490
   (Address of Principal Executive Offices)                     (Zip Code)


              Registrant's telephone number, including area code:
                                 (212) 258-1000

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) EXHIBITS.

     The following exhibits relate to the Registrant's Registration Statement on Form S-3 (File
No. 33-63445):

       4.1   --   Definitive Form of 6 1/4% Notes Due November 15, 2000
       4.2   --   Definitive Form of 6 3/4% Notes Due November 15, 2005
       4.3   --   Definitive Form of 7 3/8% Debentures Due November 15, 2015
       4.4   --   Definitive Form of 7 3/4% Debentures Due November 15, 2025
       5     --   Opinion of Patrick L. Donnelly, Esq., on behalf of ITT Destinations, Inc. and
                  ITT Corporation, in respect of the legality of the 6 1/4% Notes Due November 15,
                  2000, the 6 3/4% Notes Due November 15, 2005, the 7 3/8% Debentures Due November
                  15, 2015 and the 7 3/4% Debentures Due November 15, 2025, including the guarantees thereof by ITT Corporation.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ITT DESTINATIONS, INC.

                                          By:    /s/ WALTER F. DIEHL, JR.
                                                 -------------------------
                                                    Walter F. Diehl, Jr.
                                                     Vice President and
                                                 Associate General Counsel

Dated: November 27, 1995
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                                 EXHIBIT INDEX

     The following exhibits relate to the Registrant's Registration Statement on Form S-3 (File No. 33-63445):

EXHIBIT NO.                                  DESCRIPTION                                LOCATION
-----------       -----------------------------------------------------------------  ---------------
  4.1        --   Definitive Form of 6 1/4% Notes Due November 15, 2000............   Filed Herewith
  4.2        --   Definitive Form of 6 3/4% Notes Due November 15, 2005............   Filed Herewith
  4.3        --   Definitive Form of 7 3/8% Debentures Due November 15, 2015.......   Filed Herewith
  4.4        --   Definitive Form of 7 3/4% Debentures Due November 15, 2025.......   Filed Herewith
  5          --   Opinion of Patrick L. Donnelly, Esq., on behalf of ITT
                  Destinations, Inc. and ITT Corporation, in respect of the
                  legality of the 6 1/4% Notes Due November 15, 2000, the 6 3/4%
                  Notes Due November 15, 2005, the 7 3/8% Debentures Due November
                  15, 2015 and the 7 3/4% Debentures Due November 15, 2025,
                  including the guarantees thereof by ITT Corporation..............   Filed Herewith